Income Taxes	12 Months Ended
Dec. 29, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES
Income Taxes
The provision for taxes on income consists of:

(Dollars in Millions)	2013	2012	2011
Currently payable:
U.S. taxes	$594	2,023	2,392
International taxes	1,653	1,277	1,133
Total currently payable	2,247	3,300	3,525
Deferred:
U.S. taxes	(251)	(120)	(690)
International taxes	(356)	81	(146)
Total deferred	(607)	(39)	(836)
Provision for taxes on income	$1,640	3,261	2,689

A comparison of income tax expense at the U.S. statutory rate of 35% in 2013, 2012 and 2011, to the Company’s effective tax rate is as follows:

(Dollars in Millions)	2013	2012	2011
U.S.	$4,261	4,664	3,634
International	11,210	9,111	8,727
Earnings before taxes on income:	$15,471	13,775	12,361
Tax rates:
U.S. statutory rate	35.0%	35.0	35.0
International operations excluding Ireland	(10.6)	(9.8)	(14.0)
Ireland and Puerto Rico operations	(9.0)	(3.9)	(1.8)
Research and orphan drug tax credits	(0.8)	—	(0.8)
U.S. state and local	0.4	1.3	2.1
U.S. manufacturing deduction	(0.8)	(0.9)	(0.8)
U.S. tax on international income	1.7	1.1	(0.4)
U.S. tax benefit on asset write-offs	(5.1)	—	—
All other	(0.2)	0.9	2.5
Effective tax rate	10.6%	23.7	21.8

The decrease in the 2013 effective tax rate as compared to 2012 was attributable to a tax benefit associated with the write-off of assets for tax purposes associated with Scios Inc., increased taxable income in lower tax jurisdictions relative to higher tax jurisdictions and the inclusion of two years of benefit of the U.S. Research and Development (R&D) tax credit and the Controlled Foreign Corporation (CFC) look-through provisions. The R&D tax credit and the CFC look-through provisions were enacted into law in January 2013 and were retroactive to January 1, 2012.
During 2013, the Company reached a settlement agreement related to certain issues regarding the U.S. Internal Revenue Service (IRS) audit related to tax years 2006-2009. As a result of this settlement, the Company adjusted the unrecognized tax benefits relating to these matters which lowered tax expense. In addition, the Company recorded additional U.S. tax expense related to increased dividends of foreign earnings. The above items resulted in a net gain of $180 million. Also included in the 2013 results were incremental tax expenses associated with the establishment of a valuation allowance of $187 million related to the Company's Belgian foreign affiliate.
The increase in the 2012 effective tax rate as compared to 2011 was due to lower tax benefits on the impairment of in-process research and development intangible assets in low tax jurisdictions, increases in taxable income in higher tax jurisdictions relative to lower tax jurisdictions and the exclusion of the benefit of the U.S. R&D tax credit and the CFC look-through provisions from the 2012 fiscal year financial results.
Temporary differences and carryforwards for 2013 and 2012 were as follows:

	2013 Deferred Tax		2012 Deferred Tax
(Dollars in Millions)	Asset	Liability	Asset	Liability
Employee related obligations	$1,908		3,343
Stock based compensation	1,121		1,199
Depreciation		(772)		(933)
Non-deductible intangibles		(6,250)		(6,261)
International R&D capitalized for tax	1,656		1,599
Reserves & liabilities	1,587		1,908
Income reported for tax purposes	1,043		726
Net operating loss carryforward international	1,090		1,117
Miscellaneous international (1)	1,508	(361)	1,291	(371)
Miscellaneous U.S.	927		915
Total deferred income taxes	$10,840	(7,383)	12,098	(7,565)

(1) The $1,508 million is net of a valuation allowance related to Belgium of $187 million.

The difference between the net deferred tax on income per the balance sheet and the net deferred tax above is included in taxes on income on the balance sheet. The Company has wholly-owned international subsidiaries that have cumulative net losses. The Company believes that it is more likely than not that these subsidiaries will realize future taxable income sufficient to utilize these deferred tax assets.
The following table summarizes the activity related to unrecognized tax benefits:

(Dollars in Millions)	2013	2012	2011
Beginning of year	$3,054	2,699	2,307
Increases related to current year tax positions	643	538	402
Increases related to prior period tax positions	80	57	87
Decreases related to prior period tax positions	(574)	(41)	(77)
Settlements	(418)	(120)	(16)
Lapse of statute of limitations	(56)	(79)	(4)
End of year	$2,729	3,054	2,699

The unrecognized tax benefits of $2.7 billion at December 29, 2013, if recognized, would affect the Company’s annual effective tax rate. The Company conducts business and files tax returns in numerous countries and currently has tax audits in progress with a number of tax authorities. The IRS has completed its audit for the tax years through 2005; however, there are a limited number of issues remaining open for prior tax years going back to 1999. In other major jurisdictions where the Company conducts business, the years remain open generally back to the year 2004. During the third quarter of 2013, the Company reached a settlement agreement with the IRS related to certain issues in connection with the 2006-2009 audit which resulted in a payment and adjustment to unrecognized tax benefits. The Company believes that the 2006-2009 IRS audit will be substantially completed during the first quarter of 2014. The Company believes it is possible that audits may be completed by tax authorities in some jurisdictions over the next twelve months.  However, the Company is not able to provide a reasonably reliable estimate of the timing of any other future tax payments relating to uncertain tax positions.
The Company classifies liabilities for unrecognized tax benefits and related interest and penalties as long-term liabilities. Interest expense and penalties related to unrecognized tax benefits are classified as income tax expense. The Company recognized after tax interest expense of $40 million, $41 million and $47 million in 2013, 2012 and 2011, respectively. The total amount of accrued interest was $412 million and $422 million in 2013 and 2012, respectively.